UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 9, 2026

Retension Pharmaceuticals, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-43503	93-2592788
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1104 West Broad Street #1029

Falls Church, Virginia 22046

(Address of principal executive offices)

Registrant’s telephone number, including area code: (703) 940-9761

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	RTSN	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Amendment and Restatement of Certificate of Incorporation

As previously disclosed in the Registration Statement on Form S-1, as amended (File No. 333-299024), of Retension Pharmaceuticals, Inc. (the “Company”) and in connection with the closing of the Company’s initial public offering (the “IPO”) on October 13, 2026, the Company filed its Third Amended and Restated Certificate of Incorporation (the “Amended and Restated Certificate”) with the Secretary of State of the State of Delaware on October 9, 2026. The Company’s board of directors (the “Board”) and stockholders previously approved the Amended and Restated Certificate to be filed in connection with, and become effective immediately prior to, the closing of the IPO.

Amendment and Restatement of Bylaws

In addition, the Amended and Restated Bylaws of the Company (the “Amended and Restated Bylaws”), previously approved by the Board and the Company’s stockholders, became effective immediately prior to the closing of the IPO on October 13, 2026.

The foregoing descriptions of the Amended and Restated Certificate and Amended and Restated Bylaws are qualified in their entirety by reference to the full text of the Amended and Restated Certificate and Amended and Restated Bylaws, which are filed as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Amended and Restated Certificate of Incorporation of Retension Pharmaceuticals, Inc.

3.2	Amended and Restated Bylaws of Retension Pharmaceuticals, Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 13, 2026	Retension Pharmaceuticals, Inc.

	By:	/s/ Eric Keller
	Name:	Eric Keller
	Title:	Chief Executive Officer

2